SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way Mason, OH	45040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On January 9, 2017,  AtriCure, Inc. (“AtriCure” or the “Company”) issued a press release announcing its preliminary financial results for the fourth quarter and full year ended December  31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.Regulation FD Disclosure.

During the week of January 9, 2017, the Company is holding meetings with investors discussing, among other topics, an overview of the Company’s business and growth strategy. A copy of the investor presentation, which is available at www.atricure.com, is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The Company’s presentation discloses certain financial results both in accordance with generally accepted accounting principles (“GAAP”) and on a non-GAAP basis with adjustments for certain items. The Company’s management believes that presentation of these non-GAAP financial measures and their related reconciliations are useful to investors because the non-GAAP financial measures provide investors with a basis for comparing the results to financial results from prior periods.

Information in the presentation contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on the Company’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the presentation and in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information in each of Item 2.02 and Item 7.01 of this Form 8-K and in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 and Item 7.01 of this Form 8-K and each of Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

No.Description

99.1Press Release dated January 9, 2017

99.2Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	January 9, 2017	By:	/s/ M. Andrew Wade
M. Andrew Wade
Senior Vice President and Chief Financial Officer